Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environemental Liabilities (Environmental Liabilities) (Details) (USD $)
In Millions, unless otherwise specified
	Dec. 31, 2012	Dec. 31, 2011
Environmental Remediation Obligations [Abstract]
Current	$ 46	$ 4
Non-current	166	10
Total environmental liabilities	$ 212	$ 14